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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 23, 2003

VIACOM INC.

(Exact name of registrant as
specified in its charter)

Delaware State or other jurisdiction of incorporation	1-9553 Commission File Number	04-2949533 IRS Employer Identification Number

1515 Broadway, New York, NY            10036
(Address of principal executive offices)      (Zip Code)

(212) 258-6000
(Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

        The Registrant announced, on July 24, 2003, that its Board of Directors has approved the payment of a dividend on the Registrant's Class A and Class B Common Stock. The Board declared an initial quarterly cash dividend of $.06 per share payable October 1, 2003 to shareholders of record at the close of business on August 15, 2003.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No. 99:	Press release, dated July 24, 2003, issued by the Registrant announcing earnings for the second quarter ended June 30, 2003.

Item 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition)

        The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

        On July 24, 2003, the Registrant issued a press release announcing earnings for the second quarter ended June 30, 2003. A copy of such press release is attached hereto as Exhibit 99 and is incorporated by reference herein in its entirety.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOM INC. (Registrant)
	By:	/s/ MICHAEL D. FRICKLAS Michael D. Fricklas Executive Vice President, General Counsel and Secretary
Date: July 23, 2003

Exhibit Index

99	Press release, dated July 24, 2003, issued by the Registrant announcing earnings for the second quarter ended June 30, 2003.

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SIGNATURE